United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 13, 2022

Date of Report (Date of earliest event reported)

Viveon Health Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39827	85-2788202
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Gibson, Deal & Fletcher, PC Spalding Exchange 3953 Holcomb Bridge Road Suite 200 Norcross Georgia	30092
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 861-5393

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units	VHAQ.U	NYSE American, LLC
Common Stock	VHAQ	NYSE American, LLC
Warrants	VHAQ.WS	NYSE American, LLC
Rights	VHAQ.R	NYSE American, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As previously disclosed, on January 12, 2022, Viveon Health Acquisition Corp., a Delaware corporation (“Viveon”), entered into a Merger Agreement (the “Merger Agreement”) by and among Viveon, VHAC Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Viveon (“Merger Sub”), and Suneva Medical, Inc., a Delaware corporation (“Suneva”). Pursuant to the terms of the Merger Agreement, a business combination between Viveon and Suneva will be effected through the merger of Merger Sub with and into Suneva, with Suneva surviving the merger as a wholly owned subsidiary of Viveon (the “Merger”).

On July 13, 2022, Viveon, Merger Sub, and Suneva entered into the Second Amendment to Merger Agreement (the “Amendment”) that amended and modified the Merger Agreement to extend the Outside Closing Date (as defined in the Merger Agreement) to December 31, 2022 and to reduce the amount of Parent Closing Cash (as defined in the Merger Agreement) required as a closing condition from $50 million to $30 million, net of Company Expenses and Parent Expenses (each as defined in the Merger Agreement) and net of repayment of that certain $1.5 million Subordinate Convertible Promissory Note issued by Suneva to Intuitus Suneva Debt LLC (an entity affiliated with our Chief Financial Officer), dated May 10, 2022 (unless converted into Suneva capital stock at the consummation of the business combination, which conversion is mandatory except in the case of a default by Suneva). Further, the defined term “Parent Expenses” was amended to include Viveon operating expenses, severance payments and deferred compensation.

The foregoing descriptions of the Amendment are not complete and are subject to and qualified in their entirety by reference to the Amendment which is filed with this Current Report on Form 8-K as Exhibit 2.1, the terms of which are incorporated by reference herein.

Important Information for Investors and Stockholders

This document relates to a proposed transaction between Viveon and Suneva. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Viveon intends to file a registration statement on Form S-4 with the SEC, which will include a document that serves as a prospectus and proxy statement of Viveon, referred to as a “proxy statement/prospectus.” A proxy statement/prospectus will be sent to all Viveon stockholders. Viveon also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of Viveon are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Viveon through the website maintained by the SEC at www.sec.gov.

Forward Looking Statements

Certain statements included in this Current Report on Form 8-K are not historical facts but are forward-looking statements. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of the closing of the Merger, achievement of the conditions necessary for the closing of the Merger, achievement of the Earnout Consideration, other performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K and on the current expectations of Viveon’s and Suneva’s respective management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Viveon and Suneva. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions.

These forward-looking statements are subject to a number of risks and uncertainties, including, the inability of the parties to successfully or timely consummate the Merger, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the Company or the expected benefits of the Merger, if not obtained; the failure to realize the anticipated benefits of the Merger; matters discovered by the parties as they complete their respective due diligence investigation of the other parties; the ability of Viveon prior to the Merger, and Suneva following the Merger, to maintain the listing of the Company’s shares on the NYSE American; costs related to the Merger; the failure to satisfy the conditions to the consummation of the Merger, including the approval of the Merger Agreement by the stockholders of Viveon, the satisfaction of the minimum cash requirements of the Merger Agreement following any redemptions by Viveon’s public stockholders; the risk that the Merger may not be completed by the stated deadline and the potential failure to obtain an extension of the stated deadline; the outcome of any legal proceedings that may be instituted against Viveon or Suneva related to the Merger, expiration of, or failure to extend, the period of time Viveon is afforded under its organizational documents to consummate the initial business combination with Suneva; the attraction and retention of qualified directors, officers, employees and key personnel of Viveon and Suneva prior to the Merger, and Suneva following the Merger; the ability of Suneva to compete effectively in a highly competitive market; the ability to protect and enhance Suneva’s corporate reputation and brand; the impact from future regulatory, judicial, and legislative changes in Suneva’s industry; and, the uncertain effects of the COVID-19 pandemic; future financial performance of Suneva following the Merger; the ability of Suneva to forecast and maintain an adequate rate of revenue growth and appropriately plan its expenses; the ability of Suneva to generate sufficient revenue from each of its revenue streams; the ability of Suneva to protect its intellectual property from competitors; Suneva’s ability to execute its business plans and strategy; and those factors set forth in documents of Viveon filed, or to be filed, with SEC. The foregoing list of risks is not exhaustive.

If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Viveon nor Suneva presently know, or that Viveon and Suneva currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Viveon and Suneva’s current expectations, plans and forecasts of future events and views as of the date hereof. Nothing in this Current Report on Form 8-K and the attachments hereto should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this Current Report on Form 8-K and the attachments hereto, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein and the risk factors of Viveon and Suneva described above. Viveon and Suneva anticipate that subsequent events and developments will cause their assessments to change. However, while Viveon and Suneva may elect to update these forward-looking statements at some point in the future, they each specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing Viveon or Suneva’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Participants in the Solicitation

Viveon and Suneva and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Viveon’s stockholders in connection with the proposed Merger. A list of the names of the directors and executive officers of Viveon and information regarding their interests in the Merger will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the second paragraph under the above section entitled “Important Information for Investors and Stockholders.”

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

2.1	Second Amendment to Merger Agreement, dated as of July 13, 2022 entered into by and among Suneva Medical, Inc., Viveon Health Acquisition Corp. and VHAC Merger Sub, Inc.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 13, 2022

VIVEON HEALTH ACQUISITION CORP.

By:	/s/ Jagi Gill
Name:	Jagi Gill
Title:	Chief Executive Officer

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